EXHIBIT 10.1

Dated as of October 7, 2010

Cecile M. Draime
Jeffrey P. Draime
Scott N. Draime
Rebecca N. Gang

Re:	Stoneridge, Inc. – Secondary Offering of Common Shares

Ladies and Gentlemen:

This letter is to clarify and confirm our understanding with regard to your obligation to pay directly, or reimburse, Stoneridge, Inc. (the “Company”) for fees and expense incurred by the Company in connection with the contemplated secondary offering of Common Shares of the Company (the “Offering”) held by you.

You agree, jointly and severally, to pay for (or reimburse the Company for the payment of) all fees and expenses incurred by the Company in connection with the Offering, including, but not limited to, (i) underwriting discounts and commissions, (ii) all fees and expenses incident to the Company’s performance under or compliance with any applicable underwriting or purchase agreement, (iii) all registration and filing fees (including all Securities and Exchange Commission registration fees and FINRA filing fees), (iv) fees and expenses of complying with securities and blue sky laws, (v) printing expenses, (vi) costs of distributing any prospectuses in preliminary and final form as well as supplements thereto, and (vii) fees and expenses of the Company’s counsel, accountants and other persons reasonably retained by the Company.  In addition, you will pay all fees and expenses of your legal counsel(s).

Notwithstanding the foregoing, the Company agrees that you will not pay, and the Company will not seek payment or reimbursement from you for fees and expenses (including fees and expenses of Company counsel, accountants and other persons retained by the Company) relating to work previously done or materials previously prepared and/or used other than in connection with the Offering (whether such work or materials was done, prepared or used in connection with the Company’s recent refinancing transactions or otherwise) which work or materials are also used in connection with the Offering.

Delivery of an executed counterpart of a signature page of this letter by facsimile transmission or electronic mail (including .pdf) shall be effective as delivery of a manually executed counterpart.

[Signature pages follows.]

Please acknowledge your concurrence with the foregoing by countersigning this letter in the space provided below and returning a signed copy to the undersigned.

Very truly yours,

STONERIDGE, INC.

By:	/s/ John C. Corey
	Name:	John C. Corey
	Title:	President and Chief Executive Officer

Acknowledged and confirmed:

/s/ Cecile M. Draime	/s/ Jeffrey P. Draime
Cecile M. Draime, Trustee under the	Jeffrey P. Draime, Trustee under the
David M. Draime Irrevocable Trust Under	Jeffrey P. Draime Living Trust dated
Agreement dated June 4, 2003	December 28, 1990, as amended

/s/ Jeffrey P. Draime	/s/ Jeffrey P. Draime
Jeffrey P. Draime, Successor Trustee under the	Jeffrey P. Draime, Trustee under the Scott N.
D. Max Draime Dynasty Trust Under Agreement	Draime Dynasty Trust Under Agreement
dated April 10, 1995 for the benefit of	dated December 23, 1996 for the benefit of
Scott N. Draime	Elizabeth Draime

/s/ Jeffrey P. Draime	/s/ Jeffrey P. Draime
Jeffrey P. Draime, Trustee under the Scott N.	Jeffrey P. Draime, Trustee under the Scott N.
Draime Dynasty Trust Under Agreement	Draime Dynasty Trust Under Agreement
dated December 23, 1996 for the benefit of	dated December 23, 1996 for the benefit of
Stephanie Draime	Jennifer Draime

/s/ Jeffrey P. Draime	/s/ Jeffrey P. Draime
Jeffrey P. Draime, Trustee under the Scott N.	Jeffrey P. Draime, Successor Trustee under
Draime Dynasty Trust Under Agreement	the Rebecca M. Gang Dynasty Trust Under
dated December 23, 1996 for the benefit of	Agreement dated March 28, 1997 for the
Alexandra Draime	benefit of Hannah Marie Gang

Side Letter Relating to Expenses in the
Secondary Offering of Stoneridge, Inc. Common Shares

/s/ Jeffrey P. Draime	/s/ Rebecca M. Gang
Jeffrey P. Draime, Successor Trustee under	Rebecca M. Gang
the Rebecca M. Gang Dynasty Trust Under
Agreement dated March 28, 1997 for the
benefit of Sarah Irene Gang

/s/ Scott N. Draime	/s/ Scott N. Draime
Scott N. Draime, Successor Trustee under	Scott N. Draime, Successor Trustee under
the D. Max Draime Dynasty Trust Under	the D. Max Draime Dynasty Trust Under
Agreement dated April 10, 1995 for the	Agreement dated April 10, 1995 for the
benefit of Jeffrey P. Draime	benefit of Rebecca M. Gang

/s/ Scott N. Draime	/s/ Scott N. Draime
Scott N. Draime, Trustee under the	Scott N. Draime, Trustee under the
Jeffrey P. Draime Dynasty Trust Under	Jeffrey P. Draime Dynasty Trust Under
Agreement dated December 23, 1996	Agreement dated December 23, 1996
for the benefit of David Alexander Draime	for the benefit of Lilia Christine Draime

/s/ Scott N. Draime	/s/ Scott N. Draime
Scott N. Draime, Trustee under the	Scott N. Draime, Trustee under the
Jeffrey P. Draime Dynasty Trust Under	Jeffrey P. Draime Dynasty Trust Under
Agreement dated December 23, 1996	Agreement dated December 23, 1996
for the benefit of Mary Cecile Draime	for the benefit of Joseph Richard Draime

Side Letter Relating to Expenses in the
Secondary Offering of Stoneridge, Inc. Common Shares